UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2018

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 12, 2018, John W. Cantele, who currently serves as Executive Vice President and Chief Operating Officer of La Quinta Holdings Inc. (the “Company” or “La Quinta”), and Mark M. Chloupek, who currently serves as Executive Vice President, Secretary and General Counsel of the Company, were appointed to serve as Executive Vice President and Chief Operating Officer and as Executive Vice President, Secretary and General Counsel, respectively, of CorePoint Lodging Inc. (“CPLG”), a wholly-owned subsidiary of the Company. The appointments will take effect immediately upon the completion of the planned spin-off of CPLG (the “Spin-Off”). Messrs. Cantele and Chloupek will join Keith A. Cline, the Company’s President and Chief Executive Officer, who was appointed to serve as CPLG’s President and Chief Executive Officer. In connection with their appointments to their roles at CPLG, CPLG entered into offer letters with Messrs. Cline and Cantele and the Board of Directors of CPLG (the “CPLG Board”) approved the terms of Mr. Chloupek’s compensation.

CPLG President and Chief Executive Officer Offer Letter

In connection with his appointment as President and Chief Executive Officer of CPLG, CPLG entered into an Offer Letter with Mr. Cline, dated April 13, 2018 (the “Cline Offer Letter”). The Cline Offer Letter provides that, conditioned on the occurrence of the Spin-Off, Mr. Cline will be employed with CPLG as its President and Chief Executive Officer with the following compensation and benefits: (i) an annual base salary of $795,675, subject to increase (but not decrease); (ii) an annual bonus opportunity with a target amount equal to 100% of his base salary, with the actual bonus amount based upon achievement of CPLG and individual performance targets established by the Compensation Committee of the CPLG Board (the “CPLG Compensation Committee”) for the fiscal year to which the bonus relates; (iii) eligibility to receive annual grants under CPLG’s long-term incentive program in amounts and in a form determined by the CPLG Compensation Committee, provided that, for the 2018 fiscal year, Mr. Cline’s long-term incentive award will have a target value of $3 million; (iv) a one-time grant of restricted stock with a grant date value equal to $1.875 million, and which vests on the third anniversary of the date of grant; and (v) a one-time grant of restricted stock with a grant date value equal to $1.875 million, and which vests on the fourth anniversary of the date of grant. The foregoing grants are expected to be made pursuant to CPLG’s 2018 Omnibus Incentive Plan, the terms of which are described in CPLG’s filings with the Securities and Exchange Commission (the “SEC”).

The Cline Offer Letter also provides that Mr. Cline will be eligible to participate in CPLG’s Executive Severance Plan, in accordance with its terms.

The foregoing summary description of the terms of the Cline Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Cline Offer Letter, which is filed as Exhibit 10.1 hereto.

CPLG Executive Vice President and Chief Operating Officer Offer Letter

In connection with his appointment as Executive Vice President and Chief Operating Officer of CPLG, CPLG entered into an Offer Letter with Mr. Cantele, dated April 13, 2018 (the “Cantele Offer Letter”). The Cantele Offer Letter provides that, conditioned on the occurrence of the Spin-Off, Mr. Cantele will be employed with CPLG as its Executive Vice President and Chief Operating Officer with the following compensation and benefits: (i) an annual base salary of $509,850, subject to increase (but not decrease); (ii) an annual bonus opportunity with a target amount equal to 100% of his base salary, with the actual bonus amount based upon achievement of CPLG and individual performance targets established by the CPLG Compensation Committee and CPLG’s Chief Executive Officer for the fiscal year to which the bonus relates; (iii) eligibility to receive annual grants under CPLG’s long-term incentive program in amounts and in a form determined by the CPLG Compensation Committee, provided that, for the 2018 fiscal year, Mr. Cantele’s long-term incentive award will have a target value of $900,000; (iv) a one-time grant of restricted stock with a grant date value equal to $1.05 million, and which vests on the third anniversary of the date of grant; and (v) a one-time grant of restricted stock with a grant date value equal to $1.05 million, and which vests on the fourth anniversary of the date of grant. The foregoing grants are expected to be made pursuant to CPLG’s 2018 Omnibus Incentive Plan, the terms of which are described in CPLG’s filings with the SEC.

The Cantele Offer Letter also provides that Mr. Cantele will be eligible to participate in CPLG’s Executive Severance Plan, in accordance with its terms.

The foregoing summary description of the terms of the Cantele Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Cantele Offer Letter, which is filed as Exhibit 10.2 hereto.

Compensation of CPLG Executive Vice President, Secretary and General Counsel

In connection with his appointment as Executive Vice President, Secretary and General Counsel of CPLG, on April 12, 2018, the CPLG Board approved the following compensation and benefits terms for Mr. Chloupek, conditioned on the occurrence of the Spin-Off: (i) an annual base salary of $412,000; (ii) an annual bonus opportunity with a target amount equal to 100% of his base salary; (iii) grants under CPLG’s long-term incentive program for the 2018 fiscal year with a target value of $900,000; (iv) a one-time grant of restricted stock with a grant date value equal to $800,000, and which vests on the third anniversary of the date of grant; and (v) a one-time grant of restricted stock with a grant date value equal to $800,000, and which vests on the fourth anniversary of the date of grant. The foregoing grants are expected to be made pursuant to CPLG’s 2018 Omnibus Incentive Plan, the terms of which are described in CPLG’s filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated April 13, 2018, between CorePoint Lodging Inc. and Keith A. Cline

10.2	Offer Letter, dated April 13, 2018, between CorePoint Lodging Inc. and John W. Cantele

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of La Quinta by Wyndham Worldwide Corporation (“Wyndham”). In connection with this proposed acquisition, La Quinta may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document La Quinta has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LA QUINTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of La Quinta. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by La Quinta through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by La Quinta will be available free of charge on La Quinta’s internet website at www.lq.com or upon written request to: Secretary, La Quinta Holdings Inc., 909 Hidden Ridge, Suite 600, Irving, TX 75038, or by telephone at (214) 492-6600.

Participants in Solicitation

La Quinta, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on March 20, 2018. Information about the directors and executive officers of La Quinta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017, and its Current Reports on Form 8-K which were filed with the SEC on March 9, 2018 and March 27, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

La Quinta Holdings Inc.

909 Hidden Ridge, Suite 600

Irving, Texas 75038

Tel. 214-492-6600

www.lq.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ Mark M. Chloupek
	Name:	Mark M. Chloupek
	Title:	Executive Vice President and General Counsel

Date: April 16, 2018